EXHIBIT 10.1
FIFTH AMENDMENT TO LOAN AND SECURITY
AGREEMENT DATED JANUARY 31, 2020
THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31, 2020, (this "Fifth Amendment") is entered into as of this 21st day of October, 2021 (the "Effective Date"), by and among Gerber Finance Inc., a New York corporation ("Lender") EdgeBuilder, Inc., a Delaware Corporation and Glenbrook Building Supply, Inc., a Delaware corporation (individually, ''Initial Borrower") and, collectively, if more than one, the “Initial Borrowers"), and together with each other Person which, on or subsequent to the Closing Date, agrees in writing to become a "B01TOwer" hereunder, herein called, individually, a "Borrower" and, collectively, the "Borrowers," and pending the inclusion by written agreement of any other such Person, besides each Initial Borrower, as a "Borrower" hereunder, all references herein to "Borrowers," "each Borrower," the "applicable Borrower," "such Borrower" or any similar variations thereof (whether singular or plural) shall all mean and refer to the Initial Borrower or each one of them collectively) and Star Real Estate Holdings USA, Inc., a Delaware corporation, 300 Park Street, LLC, a Delaware limited liability company, 947 Waterford Road, LLC, a Delaware limited liability company, 56 Mechanic Falls Road, LLC, a Delaware limited liability company, ATRM Holdings, Inc., a Minnesota corporation, KBS Builders, Inc., a Delaware corporation, and Star Equity Holdings, Inc., a Delaware corporation, (individually or collectively, as the context may require, "Guarantor").
RECITALS

A.Lender and Borrowers entered into a Loan and Security Agreement dated as of January 31, 2020, as amended by (i) First Amendment to Loan and Security Agreement dated March 5, 2020 and (ii) Second Amendment to Loan and Security Agreement dated July I, 2020 and (iii) Third Amendment to Loan and Security Agreement dated February 26, 2021 and (iv) Fourth Amendment to Loan and Security Agreement dated July 30, 2021 (as further amended, modified, restated or supplemented from time to time, the "Loan Agreement").
B.The Loans are secured by, among other things, Guarantor's guaranty by its execution of the Loan Agreement as a Corporate Credit Party ("Guaranty").
C.ATRM Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.
D.Star Equity Holdings, Inc. has executed an Amended and Restated Subordination Agreement dated July 30, 2021 and is a Subordinated Lender as defined in the Loan Agreement.
E.Star Procurement, LLC has executed an Amended and Restated Subordination Agreement dated January 31, 2020 and is a Subordinated Lender as defined in the Loan Agreement.
F.Borrowers have executed an Amended and Restated Note in the maximum principal amount of $4,000,000 dated July 30, 2021.
G.The parties wish to clarify their rights and duties to one another as set forth in the Credit Documents.
NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, in consideration of the Recitals above which are incorporated into and made a part of this Fifth Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.Lender, Borrowers and Guarantor reaffirm consent and agree to all of the terms and conditions of the Credit Documents defined in the Loan Agreement as binding, effective and enforceable according to their stated terms, except to the extent that such Credit Documents are hereby expressly modified by this Fifth Amendment.
2.In the case of any ambiguity or inconsistency between the Credit Documents and this Fifth Amendment, the language and interpretation of this Fifth Amendment is to be deemed binding and paramount.
3.The Credit Documents (and any exhibits thereto) are hereby amended as follows:
As to the Loan Agreement:

A. Section 1.1 Definitions are hereby amended to read as follows:

"Reserves" means reserves established by Lender from time to time in its good faith credit judgment, including the Dilution Reserve, and such additional amounts in Lender's discretion for any real property occupied by the Borrower for past due rent, taxes, insurance and maintenance otherwise provided in such leases, including all escalations as provided in each such Borrower lease, and such further amounts as Lender may determine as necessary to protect Lender's interest in the Collateral, to protect Lender against possible non-payment of Accounts for any reason by Account Debtors, to protect against the diminution in value of any Collateral, to protect Lender against the possible non-payment of any Obligations, to protect Lender for any unpaid taxes, to protect Lender in respect of any state of facts that could constitute a Default or Event of Default and to protect Lender for any Letter of Credit Obligations, but in no event not less than three months of rent as set forth in the lease dated October 1, 2021, with End of the Road Properties, LLC, for premises located at 215 Monroe Street N, Hudson.

4.Capitalized terms used in this Fifth Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Credit Documents.
5.The parties agree to sign, deliver and tile any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Fifth Amendment.
6.Each of Borrowers, Guarantor and the Credit Parties on behalf of itself and its affiliates, heirs, successors and assigns (collectively, "Releasing Parties"), hereby releases and forever discharges Lender, any trustee of the Loans, any service of the Loans, each of their respective predecessors-in-interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the "Lender Parties"}, from all debts, accounting, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, in actions, liabilities, demands or causes of action of any nature, at law or in equity. known or unknown. which such Releasing Party has or had prior to and including the date hereof relating in any manner whatsoever to matters arising out of: (a) the Loans, including, without limitation, its funding, administration and servicing; (b) the Credit Documents; or (c) any reserve and/or escrow balances held by Lender or any services of the Loans.
7.Borrowers, Guarantor and the Credit Parties, jointly and severally, agree to reimburse, defend, indemnify and hold Lender harmless from and against any and all liabilities, claims, damages, penalties, reasonable expenditures, losses or charges (including, but not limited to. all reasonable legal fees and court costs), which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any fraudulent conduct of Borrowers, Guarantor or any Credit Party in connection with the Credit Documents or of any breach of any of the representations or warranties made in any material respect.
8.This Fifth Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Fifth Amendment is not assignable by a Borrower or Guarantor without the prior written consent of Lender.
9.To the extent that any provision of this Fifth Amendment is determined by any court or legislature to be invalid or unenforceable in whole or part either in a particular case or in all cases, such provision or part thereof is to be deemed surplusage. If that occurs, it does not have the effect of rendering any other provision of this Fifth Amendment invalid or unenforceable. This Fifth Amendment is to be construed and enforced as if such invalid or unenforceable provision or part thereof were omitted.

10.This Fifth Amendment may only be changed or amended by a written agreement signed by all of the parties hereto. By the execution of this Fifth Amendment, Lender is not to be deemed to consent to any future renewal or extension of the Loans. This Fifth Amendment is deemed to be part of and integrated into the Credit Documents.
11.THIS FIFTH AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO THE CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
12.The parties to this Fifth Amendment acknowledge that each has had the opportunity to consult independent counsel of their own choice, and that each has relied upon such counsel's advice concerning this Fifth Amendment, the enforceability and interpretation of the terms contained in this Fifth Amendment and the consummation of the transactions and matters covered by this Fifth Amendment.
13.Borrowers agree to pay all attorneys' fees and other costs incurred by Lender or otherwise payable in connection with this Fifth Amendment (in addition to those otherwise payable pursuant to the Credit Documents), which fees and costs are to be paid as of the date hereof.
14.This Fifth Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Fifth Amendment by facsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Fifth Amendment. Any party delivering an executed counterpart of this Fifth Amendment by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Fifth Amendment but the failure to deliver an original executed counterpart shall not affect the validity. enforceability, and binding effect of this Fifth Amendment.
15.BORROWERS, GUARANTOR, EACH OF THE CREDIT PARTIES AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS FIFTH AMENDMENT, THE CREDIT DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to be executed as of the Effective Date.

LENDER:
GERBER FINANCE, INC.

By: /s/ Kevin McGarry
Name: Kevin McGarry
Title: Chief Credit Officer

BORROWER:

EDGEBUILDER, INC.

By: /s/ Ron Schumacher
Name: Ron Schumacher
Title: Executive Chairman

GLENBROOK BUILDING SUPPLY, INC.

By: /s/ Ron Schumacher
Name: Ron Schumacher
Title: Executive Chairman

[Signatures to Fifth Amendment to Loan and Security Agreement dated January 31, 2020 - signatures continued on following page]

(signatures continued from previous page)
GUARANTOR:

STAR REAL ESTATE HOLDINGS USA, INC.

By: /s/ Dave Nobel
Name: David J. Nobel
Title: President and Chief Executive Officer

300 PARK STREET, LLC

By: /s/ Dave Nobel
Name: David J. Nobel
Title: President and Chief Executive Officer

947 WATERFORD ROAD, LLC

By: /s/ Dave Nobel
Name: David J. Nobel
Title: President and Chief Executive Officer

56 MECHANIC FALL ROAD, LLC

By: /s/ Dave Nobel
Name: David J. Nobel
Title: President and Chief Executive Officer

ATRM HOLDINGS, INC.

By: /s/ Dave Nobel
Name: David J. Nobel
Title: President

KBS BUILDERS, INC.

By: /s/ Matthew Mosher
Name: Matthew Mosher
Title: General Manager

STAR EQUITY HOLDINGS, INC.

By: /s/ Jeffrey Eberwein
Name: Jeffrey E. Eberwein
Title: Chairman of the Board

[End of Signatures to Fifth Amendment to Loan and Security Agreement dated January 31, 2020]

CONSENTS TO FIFTH AMENDMENT
TO LOAN AND SECURITY AGREEMENT DATED JANUARY 31. 2020

We hereby consent and agree to the attached terms of the Fifth Amendment to Loan and Security Agreement dated January 31, 2020.

STAR EQUITY HOLDINGS, INC.

By: /s/ Jeffrey Eberwein
Name: Jeffrey E. Eberwein
Title: Chairman of the Board

STAR PROCUREMENT, LLC.

By: /s/ Dave Nobel
Name: David J. Nobel
Title: Manager

ATRM HOLDINGS, INC.

By: /s/ Dave Nobel
Name: David J. Nobel
Title: President

[End of Signature Page to Consents to Fifth Amendment to Loan and Security Agreement Dated January 31, 2020]